The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

(Ticker Symbol MERVX)

A no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.
STATEMENT OF ADDITIONAL INFORMATION April 29, 2013, as supplemented August 13, 2013

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund VL dated April 29, 2013, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees monitors events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Shares of the Fund are not offered to the general public.

The Fund’s financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report dated December 31, 2012, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

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BOARD COMMITTEES	29

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INVESTMENT OBJECTIVES AND POLICIES

(See “PRINCIPAL INVESTMENT
POLICIES” in The Fund’s prospectus.)

The Merger Fund VL (the “Fund”) is a no-load, open-end, diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002, that seeks to achieve capital growth by engaging in merger arbitrage. The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders. The Fund’s investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If the Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

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Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. This may be due to, among other things, a number of merger arbitrage advisers and other investors investing in a limited number of potential deals.  Also, when market interest rates are relatively low, the spreads on merger arbitrage positions may be relatively small (i.e., narrow) as well.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to market-related losses.

The Fund may, but will not necessarily, seek to increase the Fund’s return by seeking to capture dividend payments, including special dividends, paid by companies in connection with a reorganization, restructuring or otherwise.

Equity Securities

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxes on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield.  See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

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In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value (“NAV”) at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

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Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Investments in Debt Obligations

As part of its merger-arbitrage strategy, the Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. The Fund may also invest in other Debt Securities, subject only to the requirement that, under normal market conditions, at least 80% of the Fund’s assets will be invested in merger-arbitrage situations. Some or all of these Debt Securities may carry non-investment-grade credit ratings.

Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

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The Fund may invest in Debt Securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P for a particular security, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Non-Investment Grade Securities Risk

The Fund's investments in Below Investment Grade Securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such Below Investment Grade Securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

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Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short.  Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

When the Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Derivatives

 The Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

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The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

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The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear.  New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.  Options transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Over-the-Counter Option Transactions

As part of its merger-arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.

In the event of insolvency of the counterparty, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

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The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An OTC option may be closed out only with the counterparty.  Although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty, the exposure to counterparty risk would not be eliminated.

The Fund’s ability to engage in options and other transactions may be limited by tax considerations.

Uncovered Option Transactions

As one of its hedging strategies, the Fund may sell uncovered, or “naked,” options. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. The Fund may sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. The Fund may sell uncovered put options as an alternative to selling covered call options.

The risks associated with selling uncovered call options and uncovered put options include some of those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security in the open market at a price substantially above the strike price of the option.

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Swap Contracts

The Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

The Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

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The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

The Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Credit Default Swap Contracts

The Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation. The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations.

When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Investments in New Issues

The Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

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Borrowing

The Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes.  When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940 (“the 1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.  When the Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased.  The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.  Fluctuations in the market value of the Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Temporary Defensive Positions

At times the Adviser may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Adviser then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the fund’s assets in cash and cash equivalents. However, the Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions.  These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

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Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of: (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2)           The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured.

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(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

Although the Fund may lend its securities, the Board of Trustees may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.  When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, the Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

The following investment restrictions have been adopted by the Fund as non-fundamental policies. Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. Under the non-fundamental investment restrictions:

(1)           The Fund will not invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the Fund.

(2)           The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act and the rules and regulations thereunder.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio-holdings disclosure policies have been approved by the Board of Trustees (the “Board”) of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund VL c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Fund generally makes available to its investors, within 2 weeks of the end of each quarter, a quarterly statistical summary of the Fund’s portfolio holdings.

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From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund. The Fund believes these third parties have legitimate objectives in requesting such portfolio-holdings information. To prevent such parties from potentially misusing portfolio-holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days. In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Fund’s service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser. The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio. Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President and Treasurer of the Fund. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.  More information regarding Mr. Behren’s positions with the Fund is available under the section entitled “Management” in this SAI.

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Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The Fund’s investment advisory contract with the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the 1940 Act; (x) the cost of preparing and distributing reports and notices to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xii) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiii) expenses for servicing shareholders accounts; (xiv) insurance premiums for fidelity and other coverage; (xv) expenses of computing the net asset value of the shares of the Fund; (xvi) such nonrecurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvii) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.  The Advisory Contract provides that the Fund shall indemnify and hold harmless the Adviser and the trustees, shareholders, officers, managers, members and employees of the Adviser (any such person an “Indemnified Party”) against any loss, liability, claim, damage or expense arising out of such Indemnified Party’s performance or non-performance of any duties under the Advisory Contract except that nothing in the Advisory Contract shall be deemed to protect any Indemnified Party Against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in, or reckless disregard of, the performance of duties under the Advisory Contract.

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.25% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed until April 30, 2014 to either reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund so that the total Annual Fund Operating Expenses do not exceed 1.40% of the Fund’s average daily net assets.  The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause Fund operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%.

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The Advisory Contract will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment. A discussion regarding the Board of Trustees’ basis for approving the Advisory Contract will be available in the semi-annual report to Fund shareholders for the fiscal period ended June 30, 2013.

Fiscal Year Ended December 31,	Gross Advisory Fees	Fees Waived/Expenses Paid or Expenses Reimbursed/(Recouped)	Net Advisory Fees Paid
2012	$176,795	$161,469	$15,326
2011	$184,501	$185,038	($537)
2010	$138,780	$232,770	($93,990)

Notice

The Adviser has claimed an exemption from registration as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA.  Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

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Other Service Providers

The Fund and the Adviser have entered into administrative service agreements with Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) and MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company) (“MetLife”), Hartford Life Insurance Company (“Hartford”), Jefferson National Life Insurance Company (“Jefferson”), AGL Life Assurance Company (“AGL”) and New York Life Insurance and Annuity Corporation (“NYLIAC” and collectively with MetLife, Hartford, Jefferson and AGL, the “Insurance Companies”). Under the terms of the agreements, the Insurance Companies are required to provide various shareholder services to the Fund, including the provision of certain shareholder communications and the facilitation of completing application forms and selecting account options for the benefit of certain owners of variable life insurance contracts and variable annuity contracts issued by the Insurance Companies in connection with such owners’ indirect investment in the Fund. Payments are made monthly by the Fund at the annual rate of 0.25% to MetLife, 0.40% to Hartford, 0.25% to Jefferson, 0.00% to AGL and 0.25% to NYLIAC of the Fund’s average daily net assets attributable to shares of the Fund beneficially owned by owners of the variable life and variable annuity policies offered through certain separate accounts of the respective Insurance Companies.

The Fund incurred total expenses of $21,064, $18,332 and $11,466 during the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively, under its agreements with its service providers. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid $8,586, $8,274 and $9,541, respectively, in expenses under the agreement with MetLife. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund did not pay any expenses under the agreement with Hartford. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid $12,478, $10,058 and $1,925, respectively, in expenses under the agreement with Jefferson. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund did not pay any expenses under the agreement with AGL. For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund did not pay any expenses under the agreement with NYLIAC.

MANAGEMENT

Trustees and Officers

The management and affairs of the Fund are supervised by the Board of Trustees of the Fund. The Board consists of five individuals, four of whom are not “interested persons” of the Fund as that term is defined in the 1940 Act (the “non-interested Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their ages are listed below with their addresses, present positions with the Fund, term of office and length of time served with the Fund, principal occupations over at least the last five years and other directorships held.

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Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s)During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees
Roy Behren* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 52	Co-President and Treasurer; Trustee-Elect	One-year terms, since 2011; Indefinite, since 2013
Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010. Research analyst for Westchester Capital Management, Inc. from 1994 until 2010. Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.
				2*	None
Michael T. Shannon* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 46	Co-President and Trustee	Indefinite; since 2011
Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010.
				2*	None

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Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s)During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
James P. Logan, III c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 76	Independent Trustee	Indefinite; since inception in 2002	Chairman of J.P. Logan & Company since January 1980.	2	None
Barry Hamerling c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 66	Independent Trustee	Indefinite; since 2007	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990. Managing Partner of Let-US Creations from 1999 to 2011.	2	Trustee of AXA Premier VIP Trust; Chairman of the Ayco Charitable Foundation
Richard V. Silver c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 57	Independent Trustee	Indefinite; since 2013	Consultant with AXA Equitable Life Insurance Company from May 2012 to April 2013. Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from February 2010 to April 2012. Executive Vice President and General Counsel of AXA Equitable Life Insurance Company from September 2001 to February 2010.	2	None
Christianna Wood c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 53	Independent Trustee	Indefinite; since 2013	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009. Chief Executive Officer of Capital Z Asset Management from March 2008 to July 2009. Senior Investment Officer, Global Equity at California Public Employees’ Retirement System from October 2002 to February 2008.	2	Director of H&R Block Corporation; Director of International Securities Exchange; Director of Grange Insurance

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Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s)During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Officers
Bruce Rubin Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 53	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms; since 2010
Chief Operating Officer of Westchester Capital Management, LLC, the Fund's Adviser.  Chief Operating Officer of Westchester Capital Management, Inc., the Fund's previous adviser, from 2010 to 2010.  Chief Operating Officer of Seneca Capital from 2005 to 2010.
				N/A	N/A
Abraham Cary Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 37	Secretary	One-year terms; since 2012	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011. Head of Trading of Westchester Capital Management, Inc., the Fund’s previous adviser from 2002 to 2010.	N/A	N/A

*           Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund. Mr. Shannon is a Trustee-Elect of The Merger Fund. Mr. Behren’s term as a Trustee of the Fund and Mr. Shannon’s term as a Trustee of The Merger Fund are expected to begin on January 1, 2014.

**         The fund complex consists of the Fund and The Merger Fund.

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees currently is comprised of five Trustees, four of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  Michael T. Shannon, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund. The Chairman presides at all meetings of the Board.

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The Board has appointed Barry Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities and its use as an investment vehicle in connection with the Contracts.

The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership. The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. Mr. Shannon has experience as a portfolio manager of the Fund and two other funds advised by the Adviser; Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations; Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards; Mr. Behren has experience as a portfolio manager of the Fund and two other funds advised by the Adviser; Mr. Silver has experience as a senior executive at a major financial services and insurance firm; and Ms. Wood has experience as an executive and an investment officer in the investment management industry.

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The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills. The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Fund are as follows:

The Chairman of the Board, Michael T. Shannon, has experience as a portfolio manager of the Fund. He joined Westchester, the Fund’s previous investment adviser, in 1996. After college, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager. Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, Green & Smith Investment Management L.L.C. (“Green & Smith Investment Management”). Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1989. Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations. Mr. Logan has been Chairman of J.P. Logan & Company, an executive search consulting firm, since 1979. J.P. Logan & Company has been focused exclusively on the private equity business since 1980. He has been involved with aiding private equity firms in the staffing of businesses that they own or control or are contemplating owning or controlling. In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies. Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm. Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company. Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978). Mr. Logan received a B.A. degree from Rutgers University.

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund since 2007. Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards. He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011. From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies. Mr. Hamerling is a Trustee of AXA Premier VIP Trust. He is also Chairman of the Ayco Charitable Foundation, a donor-advised fund. He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University. Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

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Roy Behren has experience as a portfolio manager of the Fund. He joined Westchester, the Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Green & Smith Investment Management.  Mr. Behren was the Chief Compliance Officer of Westchester and the Fund from September 2004 through June 2010.

Richard V. Silver has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver, who holds FINRA Series 7, 24, 63 and 65 licenses, received his B.A. and J.D. from St. John’s University.

Christianna Wood has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and Grange Insurance and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange since 2010 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008.

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The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75. Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31. In the case of Mr. Logan, the Board granted an extension until December 31, 2013.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Board’s members may serve as directors or officers of other companies from time to time.  Although the Fund is not required to do so, the Fund may restrict itself from investing in the securities of companies on whose boards its Trustees also serve because, for example, the Trustee may have material non public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent the Fund from taking advantage of an investment opportunity in which it would otherwise invest and may materially adversely affect the performance of the Fund.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized. Other risks to the Fund include those related to high portfolio turnover, short sales, put and call options, borrowing and corporate debt obligations as well as risks related to investments in foreign securities. The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks.

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

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In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments. The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis. The Lead Independent Trustee periodically meets with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board of Trustees and subject to oversight by the Board of Trustees. The Adviser includes any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

BOARD COMMITTEES

The Board of Trustees has two standing committees as described below:

1.
Audit Committee. The Audit Committee is responsible for: (a) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee meets at least once annually. The Audit Committee held two meetings in the last fiscal year. All of the non-interested Trustees—James P. Logan, III, Barry Hamerling, Richard V. Silver and Christianna Wood—comprise the Audit Committee.

2.
Nominating and Compensation Committee. The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees. The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Shareholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President. The Nominating and Compensation Committee did not meet in the last fiscal year. All of the non-interested Trustees— James P. Logan, III, Barry Hamerling, Richard V. Silver and Christianna Wood—comprise the Nominating and Compensation Committee.

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Remuneration

Management considers that Messrs. Logan, Hamerling and Silver and Ms. Wood are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The fees of the non-interested Trustees ($2,000 per year), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. For the fiscal year ended December 31, 2012, the Fund paid the following in Trustees’ fees:

COMPENSATION TABLE
(for the fiscal year ended December 31, 2012)

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
Roy Behren(1)	$0	$0	$0	$0
Michael T. Shannon	$0	$0	$0	$0
Michael J. Downey**	$2,000	$0	$0	$58,000
James P. Logan, III	$2,000	$0	$0	$58,000
Barry Hamerling	$2,000	$0	$0	$63,000
Richard V. Silver(1)	$0	$0	$0	$0
Christianna Wood(1)	$0	$0	$0	$0

*   The fund complex consists of the Fund and The Merger Fund.

** Michael J. Downey resigned as Trustee of the Fund in April of 2013.

(1)	The information presented is as of a date that preceded Mr. Behren’s, Mr. Silver’s and Ms. Wood’s elections as Trustees of the Fund.

As of April 1, 2013, the Trustees and officers of the Fund did not own any of the Fund’s outstanding shares.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code”).  The Fund’s Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Fund, subject to the restrictions and procedures contained in the Code, which has been approved by the Board of Trustees in accordance with standards set forth under the 1940 Act.  The Codes of Ethics is filed as an exhibit to the Fund’s Registration Statement and is available to the public.  The code of ethics is also available at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

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Trustee Equity Ownership as of December 31, 2012
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Trustees who are “interested persons” of the Fund
Roy Behren* Michael T. Shannon	None None	Over $100,000 Over $100,000
Trustees who are not “interested persons” of the Fund
Michael J. Downey(2) James P. Logan, III(3) Barry Hamerling Richard V. Silver* Christianna Wood*	None None None None None	$10,001-$50,000 $1-$10,000 Over $100,000 None None

(1)           Includes shares of The Merger Fund.

(2)           Michael J. Downey resigned as Trustee of the Fund in April of 2013.

(3)           Mr. Logan disclaims beneficial ownership of his wife's shares.

*           The information presented is as of a date that preceded Mr. Behren’s, Mr. Silver’s and Ms. Wood’s elections as Trustees of the Fund.

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund. The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund. The Adviser’s primary consideration in voting proxies is the best interest of the Fund. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines. The proxy-voting guidelines describe the Adviser’s general position on proposals. The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the proxy or the Adviser may enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Transfer Agent at 1-800-343-8959 and on the SEC’s website at www. sec.gov.

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THE ADMINISTRATOR

The Fund has entered into Fund Accounting and Fund Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC (“Administrator”), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administrator performs the following services, among others, for the Fund: (1) acts as liaison among all Fund service providers; (2) supplies corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provides services to the Board such as establishing meeting agendas for all regular and special Board meetings, preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provides assistance and support in connection with audits; (5) prepares and updates documents, such as the Fund’s Declaration of Trust and by-laws, provides assistance in connection with routine regulatory examinations or investigations, coordinates all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintains a general corporate and compliance calendar for the Fund, prepares, proposes and monitors the Fund budget, and develops or assists in developing guidelines and procedures to improve overall compliance by the Fund and its various agents; (6) monitors compliance of the Fund with regulatory requirements; (7) assists in the preparation of and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) provides assistance in financial reporting matters; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund. The Administrator’s minimum annual fee charged to the Fund for administration services is $25,000. The Administrator’s minimum annual fee charged to the Fund for accounting services is $25,000. For the year ended December 31, 2012, the Fund paid the Administrator a fee of $25,896 for fund administration services and $30,924 for fund accounting services.  The Fund also reimburses U.S. Bancorp for all out-of-pocket expenses.

THE TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement with U.S. Bancorp Fund Services LLC (“U.S Bancorp”), whose address is 615 East Michigan Street, Milwaukee, WI 53202, to serve as transfer agent for the Fund. The transfer agent services provided by U.S. Bancorp include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. U.S. Bancorp’s minimum annual transfer agent fee is $15,000. For the fiscal year ended December 31, 2012, the Fund paid U.S. Bancorp transfer agent and shareholder servicing agent fees of $22,472.

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CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, acts as the Fund’s custodian. The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays to U.S. Bank a custodian fee, payable monthly, based on a percentage of the total value of the Fund’s net assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which fee varies depending on the nature of the transaction. For the fiscal year ended December 31, 2012, the Fund paid U.S. Bank a custodian fee of $4,017.

NET ASSET VALUE

The net asset value per share of the Fund will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open for business.  The Fund’s net asset value will be calculated by determining the aggregate value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding.  On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.    In order for your purchase order to be processed at the Fund’s net asset value determined on a business day, the Fund (or an authorized financial intermediary) must receive your redemption request in good order before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s net asset value determined on that business day.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value and the mean of the bid and asked prices.  Investments in open-end investment companies are typically valued at their reported net asset values.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Fund’s Adviser acting pursuant to procedures adopted by the Board of Trustees.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Fund’s prospectus.)

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Fund’s prospectus.)

The following is a summary of certain United States federal income tax considerations generally affecting the Fund and its shareholders, the Insurance Company separate accounts funding the Contracts. Reference should be made to the prospectus for the applicable Contract for more information regarding the federal income tax consequences to an owner of a Contract. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. The federal income tax discussion set forth below is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, and foreign tax aspects of an investment in a Fund.

The discussion below is generally based on the assumption that the Fund shares will be respected as owned by the Insurance Company separate accounts that invest in the Fund.  If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable Code rules. Because the shareholders of the Fund will be Insurance Company separate accounts, no attempt is made herein to describe the federal tax considerations for other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning Contracts.  For information concerning the federal income tax consequences to a holder of a Contract, please refer to the prospectus for the relevant Contract.

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The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.  In order to so qualify and elect, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

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As a RIC, the Fund will generally not be subject to federal income tax on its net investment income and net realized capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders in accordance with the timing requirements imposed by the Code.  The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to any capital loss carryforwards).  Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates.  A Fund may also retain for investment its net capital gain.  If the Fund were to fail to meet the income, diversification or distribution test applicable to RICs described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a RIC.  Furthermore, if the Fund failed to qualify as a RIC for any taxable year, such failure could cause an Insurance Company separate account that invests in the Fund to fail to satisfy the separate diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. See the applicable Contract prospectus for more information.

Amounts not distributed on a timely basis by RICs in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  This excise tax, however, is inapplicable to any RIC whose sole shareholders are separate accounts of life insurance companies funding variable contracts and certain other permitted investors. The Fund expects to be exempt from the excise tax pursuant to this provision.

The Fund intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts.  These requirements limit the percentage of its total assets used to fund variable contracts that an insurance company separate account may invest in any single investment.  Because Section 817(h) and those regulations treat the assets of a RIC owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that RIC, these regulations are imposed on the assets of the Fund in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, described above. Specifically, the regulations under Section 817(h) provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

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Failure by the Fund to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements.  The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts.  The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future.  If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account.  Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account.  For example, the IRS has blessed a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies:  money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets.  The Fund generally has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

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The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account.  Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Fund as described above, including retroactively.  In addition, there can be no assurance that the Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

The Fund may be subject to foreign withholding taxes on income from and dispositions of foreign securities; such taxes decrease the Fund’s yield on such securities.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders.  A Fund may make certain elections to avoid the imposition of that tax.  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in derivative instruments (including options, futures, forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal income tax treatment of the Fund’s activities or to discuss state, local, foreign or other tax matters affecting the Fund. Shareholders and owners of Contracts are urged to consult their own tax advisors for more detailed information concerning tax implications of investments in the Fund.

ORGANIZATION AND CAPITALIZATION

General

The Fund is an open-end management investment company, established under the laws of the State of Delaware by a Declaration of Trust dated November 22, 2002. The Fund currently offers one series of shares to investors, The Merger Fund VL. The Fund is diversified and has its own investment objective and policies. The Fund may start another series and offer shares of a new fund at any time.

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The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.  The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Delaware law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  Shares of the Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shareholders shall have no preemptive or other right to subscribe to any additional shares. Shares are transferable.  Each share represents an equal proportionate interest in the Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The following entities each hold of record 5% or more of the Fund’s outstanding common stock as of April 1, 2013:

NAME AND ADDRESS	PERCENT HELD

Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6178	41.73%
Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999	36.58%
MetLife Insurance Company of Connecticut PO Box 990027 Hartford, CT 06199-0027	21.53%

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Shareholder and Trustee Liability

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance-company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company). However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”). This allows the Fund to sell shares to separate accounts funding Contracts and certain other permitted parties. The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors. Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund. Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2012.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy Behren	Registered Investment Companies	2	$4,631,647,745	1	$ 211,690,164
	Other Pooled Investment Vehicles	2	$107,833,185	2	$107,833,185
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	2	$4,631,647,745	1	$ 211,690,164
	Other Pooled Investment Vehicles	2	$107,833,185	2	$107,833,185
	Other Accounts	0	$0	0	$0

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Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser. Their compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark. Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser. Pursuant to investment advisory agreements between the Adviser and the Fund, the Adviser is paid a fixed percentage of the net assets of the Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage. For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve both as portfolio managers of the Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts could, in theory, create an incentive to favor such accounts. However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Fund and the other accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

As of December 31, 2012, neither Mr. Behren nor Mr. Shannon beneficially owned any equity securities in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size and complexity of the order; the broker-dealer’s order flow in the security to be traded; the broker-dealer’s willingness to commit capital to facilitate the transaction; the Adviser’s soft-dollar arrangements for brokerage and research; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

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In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Adviser or its affiliate exercises investment discretion. Some of the services received as the result of Fund transactions may benefit accounts other than the Fund that generated the benefits. The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through broker-dealers which provide such services but which were selected principally because of their execution capabilities.

When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid brokerage commissions of approximately $56,678, $71,011 and $65,404, respectively. For the fiscal year ended December 31, 2012, the Fund paid brokerage commissions of $6,773 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 11.95% of the brokerage commissions paid by the Fund during the period.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund’s annual portfolio turnover rates were 268.78% and 272.58%, respectively.

The Fund may invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

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Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, as its independent registered public accounting firm.

COUNSEL

The firm of Ropes & Gray LLP is counsel to the Fund.

EXPERTS

The financial statements of the Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which serves as the Fund’s experts in accounting and auditing.  Such financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2012.

FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of December 31, 2012, the related statement of operations for the fiscal year ended December 31, 2012, statements of changes in net assets for the fiscal years ended December 31, 2012 and December 31, 2011, financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Fund, dated February 28, 2013 (included in the Fund’s Annual Report) are incorporated herein by reference. A copy of the Fund’s Annual Report may be obtained without charge from U.S. Bancorp by calling 1-800-343-8959.

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APPENDIX A

Description of Moody’s and S&P’s Securities Ratings

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency.   The Adviser will not necessarily sell an investment if its rating is reduced.  The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--	Leading market positions in well-established industries.
--	High rates of return on funds employed.
--	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
--	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
--	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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Notes

SP-1 -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

CLAIMS-PAYING ABILITY RATINGS

The Fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default.  The Fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

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Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis.  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or “long-tail” policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer’s financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The ‘R’ rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated.  The insurer is not rated by Standard & Poor’s. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-):  The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

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C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Notes:

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

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